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Wellesley Bancorp, Inc.
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[LETTERHEAD]

April 13, 2016

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Wellesley Bancorp, Inc. (the “Company”). The meeting will be held at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 25, 2016 at 10:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Wolf & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the internet or telephone or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Thomas J. Fontaine

Thomas J. Fontaine
President and Chief Executive Officer

IMPORTANT: Whether or not you plan on attending the annual meeting, please vote via the internet or telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or, if you hold your shares in street name, please instruct your broker, bank or other nominee how to vote your shares.

WELLESLEY BANCORP, INC.

40 Central Street

Wellesley, Massachusetts 02482

(781) 235-2550

____________________

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

____________________

TIME AND DATE	10:30 a.m., local time, on May 25, 2016

PLACE	The Wellesley College Club
727 Washington Street
Wellesley, Massachusetts

ITEMS OF BUSINESS	(1) The election of four directors for a term of three years;

(2) The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(3) The approval of the Wellesley Bancorp, Inc. 2016 Equity Incentive Plan; and

(4) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on April 5, 2016.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Eloise C. Thibault

Eloise C. Thibault

Corporate Secretary

Wellesley, Massachusetts
April 13, 2016

WELLESLEY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Wellesley Bancorp, Inc. for the 2016 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Wellesley Bancorp, Inc. as “Wellesley Bancorp,” the “Company,” “we,” “our” or “us.”

Wellesley Bancorp, Inc. is the holding company for Wellesley Bank. In this proxy statement, we may also refer to Wellesley Bank as the “Bank.”

We are holding the 2016 annual meeting of shareholders at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 25, 2016 at 10:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 13, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on May 25, 2016

This proxy statement, including the notice of the 2016 annual meeting of shareholders, and the Company’s 2015 annual report are available at http://www.edocumentview.com/WEBK.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Wellesley Bancorp common stock that you owned as of the close of business on April 5, 2016. As of the close of business on April 5, 2016, 2,458,553 shares of Company common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Wellesley Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through: (1) the Wellesley Bancorp, Inc. Stock Fund in the Wellesley Bank Employee 401(k) Plan (the “401(k) Plan”); and/or (2) the Wellesley Bank Employee Stock Ownership Plan (the “ESOP”).

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to submit your proxy directly to us, or to vote in person at the meeting. You must bring photo identification to be admitted to the meeting and to vote your shares in person.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership of your shares to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Wellesley Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “Participants in the ESOP or the 401(k) Plan.”

Quorum and Votes Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect four directors to each serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and the approval of the Wellesley Bancorp, Inc. 2016 Equity Incentive Plan, you may vote in favor of each proposal, vote against each proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve both of these proposals. In counting votes on these proposals, abstentions and broker non-votes will have no effect on the outcome of the proposals.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors and the approval of the Wellesley Bancorp, Inc. 2016 Equity Incentive Plan (Items 1 and 3 of this Proxy Statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares on these matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on this matter, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

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Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” the election of each of the nominees for director;

•	“FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the Wellesley Bancorp, Inc. 2016 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the internet or by telephone. The internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote and confirm that their vote has been recorded properly. Specific instructions for internet and telephone voting are set forth on the proxy card. The deadline for voting via the internet or by telephone is 12:00 a.m., local time, on May 25, 2016.

Participants in the ESOP or the 401(k) Plan

If you participate in the ESOP or if you invest in Company common stock through the 401(k) Plan, you will receive a voting instruction form for the plans in which you participate that reflects all shares you may direct the trustee to vote on your behalf under such plans. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee’s fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee how to vote the shares credited to his or her account. The stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction form is May 18, 2016.

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CORPORATE GOVERNANCE

Director Independence

All of our directors are independent under the current listing standards of the NASDAQ Stock Market, except Thomas J. Fontaine, who serves as Chairman of the Board, Chief Executive Officer and President of Wellesley Bancorp and Wellesley Bank, and Edwin G. Silver, the former President and Chief Executive Officer and former Director of the Wellesley Bank Travel Club. In determining the independence of directors, the Board of Directors considered the transactions disclosed under “Transactions with Related Persons” in this Proxy Statement, and the following transactions, relationships and arrangements, which the Board determined, in each case, did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director: loans and lines of credit in amounts less than $120,000 with Mr. Fontaine.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as designating an independent lead director or having a separate Chairman and Chief Executive Officer is necessary to achieve effective oversight. The Board of Directors is currently comprised of ten directors, eight of whom are independent directors under the listing standards of the NASDAQ Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director and does not vote on any related party transactions. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of Wellesley Bancorp.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Wellesley Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our website (www.wellesleybank.com).

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Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Thomas J. Fontaine
Simon R. Gerlin (1)	X
Nancy Marden Goodall	X		X*
C. Joseph Grignaffini		X	X
Hugh J. Kelley	X		X
Theodore F. Parker		X*	X
Leslie B. Shea.	X	X
Edwin G. Silver
Robert L. Skolnick	X*	X
Tina L. Wang	X		X

Number of Meetings in 2015	12	3	2

* Denotes Chairperson

(1)     Mr. Gerlin was appointed to the Board of Directors on January 27, 2016.

Audit Committee. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that Simon R. Gerlin is an audit committee financial expert as defined under the rules of the Securities and Exchange Commission.  The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

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If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

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Considerations of Recommendations by Shareholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During 2015, the Board of Directors of the Company held 9 meetings, and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during 2015.

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Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. All of our directors attended the Company’s annual meeting of shareholders in 2015.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to shareholders in the Investor Relations portion of our website (www.wellesleybank.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, or that the Company’s independent registered public accounting firm is “independent.”

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In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Wellesley Bancorp, Inc.

Robert L. Skolnick, Chairperson

Simon R. Gerlin

Nancy Marden Goodall

Hugh J. Kelley

Leslie B. Shea

Tina L. Wang

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of the Company during 2015.

	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
C. Joseph Grignaffini	$30,259	$—	$—	$228	$30,487
Hugh J. Kelley	30,259	—	—	228	30,487
Simon R. Gerlin (3)	—	—	—	—	—
Nancy Marden Goodall	30,259	—	—	228	30,487
Theodore F. Parker	31,183	—	—	228	32,041
Leslie B. Shea.	30,259	—	—	228	30,487
Edwin G. Silver	30,259	—	—	228	30,487
Robert L. Skolnick	30,259	—	—	228	30,487
Tina L. Wang	30,259	—	—	228	30,487

(1)	At December 31, 2015, the aggregate number of unvested shares of restricted stock held by each director listed, other than Mr. Gerlin, was 1,445 shares.
(2)	At December 31, 2015, the aggregate number of stock options held by each director listed, other than Mr. Gerlin, was 9,027.
(3)	Mr. Gerlin was appointed to the Board of Directors on January 27, 2016.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable fees that were paid to our non-employee directors for their service on the Board of Directors of the Company and the Bank during the fiscal year ended December 31, 2015.

Annual fee for Company Board Members	$5,141
Annual fee for Bank Clerk of the Board	8,862
Annual fee for Bank Board Members	8,063
Monthly board meeting fee for the Clerk of the Bank Board	728
Monthly board meeting fee for all other Bank Board Members	655
Annual committee meeting fee for all Directors	9,210

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STOCK OWNERSHIP

The following table provides information as of March 31, 2016 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Ithan Creek Master Investors (Cayman) L.P. Wellington Hedge Management, LLC c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	190,345	(2)	7.74%

Wellesley Bank Employee Stock Ownership Plan 40 Central Street Wellesley, Massachusetts 02482	188,323	(3)	7.66

Strategic Value Investors LP Strategic Value Bank Partners LLC Ben Mackovak Marty Adams Umberto Fedeli 2000 Auburn Drive, Suite 300, Beachwood, OH 44122	186,752	(4)	7.60

Wellesley Bank Charitable Foundation 40 Central Street Wellesley, Massachusetts 02482	138,870	(5)	5.65

___________________________________

(1)	Based on 2,458,553 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2016.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016. Each of Ithan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC are deemed to be beneficial owners of 190,345 shares. According to the filing, Ithan Creek Master Investors (Cayman) L.P. and Wellington Hedge Management, LLC have shared voting and dispositive power with respect to these shares. These securities are also owned of record by clients of one or more investment advisers as identified in Exhibit A of the Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP.
(3)	Based on a schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2016. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of December 31, 2015, 47,103 shares had been allocated to participants.
(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on March 18, 2016. Strategic Value Investors, LP is a Delaware limited partnership. Ben Mackovak, Marty Adams and Umberto Fedeli serve as managing members of Strategic Value Bank Partners LLC. Strategic Value Bank Partners LLC, is an Ohio Limited Liability company, which serves as the general partner of Strategic Value Investors, LP.
(5)	Based on a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 5, 2016 and additional information provided by Wellesley Bank Charitable Foundation. Pursuant to Wellesley Bank Charitable Foundation’s Articles of Organization, the shares must be voted in the same ratio as all other shares of common stock voted on every proposal considered by shareholders of the Company.

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The following table provides information as of March 31, 2016 about the shares of Company common stock that may be considered to be owned by each director, nominee for director, executive officer named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned (excluding options) (1)		Number of Shares That May be Acquired Within 60 days by Exercising Options	Percent of Shares of Common Stock Outstanding

Directors:
Thomas J. Fontaine	56,135	(2)	36,107	3.70%
Simon R. Gerlin	—		—	—
Nancy Marden Goodall	38,611	(3)	5,416	1.79
C. Joseph Grignaffini	23,611	(4)	5,416	1.18
Hugh J. Kelley	23,611		5,416	1.18
Theodore F. Parker	23,611		5,416	1.18
Leslie B. Shea	38,611	(5)	5,416	1.79
Edwin G. Silver	23,799		5,416	1.19
Robert L. Skolnick	23,611		5,416	1.18
Tina L. Wang	23,611		5,416	1.18

Named Executive Officers Who Are Not Directors:
Gary P. Culyer	20,541		1,600	*
Ralph L. Letner	6,353		2,000	*

All Directors and Executive Officers as a Group (14 persons)	325,717		89,835	16.31

________________________________

*	Represents less than 1% of the Company’s outstanding shares.
(1)	For each non-executive director, other than Mr. Gerlin, amounts include 1,445 unvested shares of restricted stock. In addition, for each executive officer listed, amounts include the following:

Name	Unvested Shares of Restricted Stock Awards	Shares Allocated under the Wellesley Bank ESOP	Shares Held in Trust in the Wellesley Bank 401(k) Plan

Thomas J. Fontaine	9,629	3,889	23,775
Gary P. Culyer	1,600	2,425	3,916
Ralph L. Letner	4,000	401	1,278

Individuals have voting but not investment power with respect to shares of restricted stock and shares allocated under the ESOP. Individuals have investment and voting power with respect to shares credited under the 401(k) Plan.
(2)	Includes 4,500 and 3,500 shares held as a trustee for two trusts and 100 shares held as custodian for children.
(3)	Includes 12,500 and 12,500 shares held as trustee of two trusts.
(4)	Includes 20,000 shares held as trustee of family trust.
(5)	Includes 2,500, 5,000 and 7,500 shares held as trustee of three trusts.

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ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of ten members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Four directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Simon R. Gerlin, Theodore F. Parker, Leslie B. Shea and Robert L. Skolnick. All of the nominees are currently directors of the Company and the Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the Board nominees.

Information regarding the Board’s nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2015. The starting year of service as director relates to service on the Board of Directors of the Bank.

Board Nominees for Terms Ending in 2019

Simon R. Gerlin has been the Chief Financial Officer and Executive Vice President of Finance of MassDevelopment since February 2013. Prior to MassDevelopment, Mr. Gerlin served in executive finance, compliance, and audit roles at Clean Harbors Environmental Services from 2009 until 2012 and spent 16 years at PricewaterhouseCoopers LLP. Mr. Gerlin is a certified public accountant and member of the American Institute of CPAs. Age 57. Director since 2016.

Mr. Gerlin’s background as a certified public accountant and executive serving in compliance and audit roles provides the Board with significant financial and operational expertise.

Theodore F. Parker is the Clerk of Wellesley Bank and a real estate consultant and commercial property owner in Wellesley and the surrounding communities. Age 73. Director since 1989.

Mr. Parker’s extensive experience in the real estate industry and involvement in business and civic organizations in the communities in which the Company serves affords the Board of Directors with valuable insight regarding the business and operations of the Company.

Leslie B. Shea is a sole practitioner attorney doing business as Wilder & Shea. Age 70. Director since 2003.

As a practicing attorney, Mr. Shea provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of the Company. In addition, Mr. Shea has strong ties to the community and provides the Board of Directors with opportunities to continue to serve the local community.

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Robert L. Skolnick is the former Treasurer of E.A. Davis & Company, Inc., a retail department store located in Wellesley, Massachusetts. Age 74. Director since 1998.

Mr. Skolnick’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Company conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Skolnick offers the Board significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office

The following directors have terms ending in 2017:

Thomas J. Fontaine has served as the President, Chief Executive Officer and Chairman of the Board of Wellesley Bank since November 2009. Mr. Fontaine previously served as President of Wellesley Bank from April 2006 to November 2009 and as Executive Vice President prior to April 2006. Age 52. Director since 2006.

Mr. Fontaine’s extensive knowledge of the Company’s operations, along with his former experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company. Mr. Fontaine’s knowledge of our business, combined with his success and strategic vision, position him well to continue to serve as our President, Chief Executive Officer and Chairman.

Nancy Marden Goodall is Vice President and Treasurer of Captain Marden’s Seafood, a wholesale seafood supplier, seafood store and restaurant based out of Wellesley, Massachusetts. Age 55. Director since 2011.

Ms. Goodall’s strong ties to the community provide the Board of Directors with valuable insight regarding the local business and consumer environment. She also is a strong advocate of the Company through her civic and community involvement.

Edwin G. Silver served as Chief Executive Officer and Chairman of the Board of Wellesley Bank from January 2006 until his retirement in November 2009. Mr. Silver also served as Director of the Wellesley Bank Travel Club from November 2009 until December 2014. From April 2001 until January 2006, Mr. Silver also served as President of Wellesley Bank, in addition to his duties as Chief Executive Officer and Chairman. Age 70. Director since 2000.

Mr. Silver’s extensive knowledge of the Company’s operations, along with his experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company. In addition, Mr. Silver’s background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to the business of the Company.

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The following directors have terms ending in 2018:

C. Joseph Grignaffini is a licensed builder and the President and Treasurer of L. Grignaffini & Sons. Mr. Grignaffini also owns and manages commercial property. Age 80. Director since 1993.

Mr. Grignaffini’s background offers the Board of Directors substantial construction and development experience, specifically within the region in which the Company conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Grignaffini’s background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of the Company.

Hugh J. Kelley is a real estate appraiser in Wellesley, Massachusetts. Mr. Kelley conducts appraisals of residential real estate for relocation, estate, mortgages, and other purposes. Age 68. Director since 1989.

Mr. Kelley’s background provides the Board of Directors with critical experience in certain real estate matters, specifically within the region in which the Company conducts its business, and provides the Board of Directors with valuable insight regarding the local business environment.

Tina L. Wang is an owner of the dental practice of Drs. Thiel, Wang & Associates, Inc. Ms. Wang also serves on the Metropolitan District Dental Society’s peer review committee. Age 55. Director since 2009.

Ms. Wang has strong ties to the community through her dental practice, and provides the Board of Directors with opportunities to continue to serve the local community. She also is a strong advocate of the Company through her civic and community involvement.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by shareholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2016 fiscal year.

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Audit Fees. The following table sets forth the fees billed for services provided to the Company and the Bank by Wolf & Company, P.C. for the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit fees (1)	$134,100	$129,600
Audit related fees	—	—
Tax fees (2)	21,350	20,300
All other fees (3)	10,000	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Reports on Form 10-K. The amount also includes fees related to the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Tax fees consist of fees for tax compliance services, including tax planning and advice and preparation of tax returns.
(3)	All other fees consist of fees related to additional Bank Secrecy Act data validation services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.  During the year ended December 31, 2015, all services were approved in advance by the Audit Committee in compliance with these procedures.

Item 3 — Approval of Wellesley Bancorp, Inc. 2016 Equity Incentive Plan

The Board of Directors has adopted, subject to shareholder approval, the Wellesley Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. By approving the 2016 Plan, our shareholders will provide us with additional flexibility to continue to attract, retain and reward highly qualified personnel by offering a compensation program that is linked to the performance of our common stock. The 2016 Plan is intended to further align the interests of plan participants with the interests of our shareholders by potentially increasing the ownership interests of plan participants in the common stock of the Company.

The Company’s prior equity compensation plan was adopted in 2012 following the Bank’s mutual-to-stock conversion. As of March 31, 2016, 9,383 shares remain available for grant under the prior plan. If the 2016 Plan is approved by shareholders, the prior plan will immediately terminate in accordance with previously adopted Board resolutions, and no further grants will be made under the prior plan. As of March 31, 2016, the Company had 225,595 unexercised stock options and 43,733 unvested restricted stock awards outstanding under the prior equity plan. These awards will remain in effect in accordance with their terms but, as noted, no additional awards will be made under the prior plan if the 2016 Plan is approved by shareholders. Accordingly, if approved by shareholders, the 2016 Plan will be the Company’s sole means of providing its key personnel with equity-based compensation.

The following is a summary of the material features of the 2016 Plan, which is qualified in its entirety by reference to the provisions of the 2016 Plan, attached hereto as Appendix A.

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General

Subject to permitted adjustments for certain corporate transactions, the 2016 Plan authorizes the issuance of up to 75,000 shares of Company common stock representing approximately 3.1% of the shares of common stock currently outstanding.  Such shares may only be issued under the 2016 Plan pursuant to restricted stock awards.

The 2016 Plan will be administered by the Compensation Committee, a committee comprised solely of independent directors (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2016 Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2016 Plan’s purposes; and (iv) interpreting the provisions of the 2016 Plan. The 2016 Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the 2016 Plan.

Awards

Awards under the 2016 Plan will consist solely of grants of restricted stock. The Committee may determine the terms and conditions of awards under the 2016 Plan, which must be set forth in an award agreement delivered to each participant.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2016 Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee as set forth in the 2016 Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award prior to such award being earned.  Unless the Committee determines otherwise, any dividends or distributions declared and paid with respect to shares subject to a restricted stock award will be distributed to the participant by the Company after the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such award, all future dividend rights shall cease.

Restrictions on Transfer.  Generally, all awards granted under the 2016 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Awards may also be transferable pursuant to a qualified domestic relations order. The Committee may permit a participant to designate a beneficiary to receive any rights that may exist under the 2016 Plan upon the participant’s death.

Limitation on Awards under the 2016 Plan

The maximum number of shares of common stock that may be available for awards under the 2016 Plan is 75,000.

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In the event of a corporate transaction involving the common stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Company common stock covered by an award under the 2016 Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2016 Plan. However, if shares of common stock are withheld to satisfy withholding taxes upon the vesting of an award, then the withheld shares of common stock will not thereafter be available for grant.

Vesting of Awards

If the right to become vested in an award under the 2016 Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Such period may be subject to acceleration in the event of death, disability or upon a termination of service (other than for cause) within two years following a change in control. All awards under the 2016 Plan are subject to a minimum one year vesting requirement, except in the event of death, disability or upon a termination of service (other than for cause) within two years following a change in control. Upon termination of service for reason of disability or death, all restricted stock awards which have not yet become earned and nonforfeitable, will be fully vested as of the date of termination. All unvested awards are subject to forfeiture if the participant’s service is terminated for cause (as defined in the 2016 Plan).

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control of the Company, all restricted stock awards shall be fully earned and vested upon the participant’s subsequent termination of service (other than for cause) during the period ending on the second anniversary of the Change in Control. For purposes of the 2016 Plan, a “Change in Control” means (i) the Company merges into or consolidates with another entity, or merges another bank or corporation into the Company, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2⁄3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (iv) the Company sells to a third party all or substantially all of its assets.

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Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2016 Plan or any award granted under the 2016 Plan, provided that, other than as provided in the 2016 Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not, without prior shareholder approval, amend the 2016 Plan to materially increase the original number of securities which may be issued under the 2016 Plan (other than as provided in the 2016 Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2016 Plan. Notwithstanding the foregoing, the Board may amend the 2016 Plan at any time, retroactively or otherwise, to insure that the 2016 Plan complies with current or future law, without shareholder approval, and the Board of Directors may unilaterally amend the 2016 Plan and any outstanding award, without participant consent, in order (i) to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance, or (ii) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2016 Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2016 Plan will become effective upon approval by the shareholders at this Annual Meeting. The 2016 Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the 2016 Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2016 Plan. However, any termination of the 2016 Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2016 Plan.

Restricted Stock.  A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes a voluntary election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant, rather than upon the lapse of the substantial risk of forfeiture, at the grant date fair market value, and the Company will be entitled to this earlier deduction.

Withholding of Taxes.  The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

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Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executives named in the summary compensation table below (“covered employees”).

Tax Advice.  The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2016 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2016 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under United States generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period based on the grant date fair value of the restricted stock awards.

Awards to be Granted

If the 2016 Plan is approved by shareholders, the Committee intends to meet at a later date after such shareholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees, and directors. At the present time, no specific determinations have been made as to the grant or allocation of awards.

Equity Compensation Plan Information

Set forth below is information as of March 31, 2016 with respect to current compensation plans under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	Number of Securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	225,595	$16.01	9,383
Total	225,595	$16.01	9,383

Required Vote and Recommendation of the Board

In order to approve the 2016 Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2016 PLAN.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2015 exceeded $100,000. These individuals are referred to in this proxy statement as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)	Total
Thomas J. Fontaine	2015	$321,058	$78,000	$—	$—	$85,694	$484,752
President and Chief Executive Officer	2014	302,596	64,578	—	—	101,389	468,563
Gary P. Culyer	2015	172,201	22,000	—	—	32,491	226,692
Chief Financial Officer and Treasurer	2014	166,090	21,294	—	—	34,414	221,798
Ralph L. Letner (4)	2015	220,460	55,000	—	—	46,563	322,023
Chief Lending Officer	2014	137,187	54,217	95,000	46,100	13,670	346,174

(1)	These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards, computed in accordance with FASB ASC Topic 718, based on Wellesley Bancorp’s stock price as of the date of grant, which was $19.00.
(2)	These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted, computed in accordance with FASB ASC Topic 718, based on a value of $4.61 per option. For information on the assumptions used to compute the fair value, see note 16 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized by an executive officer may not be at or near the value estimated above.
(3)	Details of the amounts reported in the “All Other Compensation” column for 2015 are provided in the table below.
(4)	Mr. Letner joined the Company in April 2014.

	Mr. Fontaine		Mr. Culyer		Mr. Letner
Employer matching contributions to 401(k) Plan	$24,602		$20,184		$23,226
Fair market value of allocations under the ESOP	16,365		12,055		7,603
Dividends paid on unvested restricted stock awards	1,517		252		545
Supplemental Executive Retirement Plan contribution	22,823		—		—
Perquisites	20,387	(a)	—	(b)	15,189	(a)

(a)	Consists of automobile costs and premiums paid on long-term healthcare, long-term disability insurance, group term life insurance and bank-owned life insurance.
(b)	Excludes perquisites, which did not exceed $10,000.

Employment Agreements and Severance Arrangements

Employment Agreement. Wellesley Bancorp and Wellesley Bank maintain an employment agreement with Mr. Fontaine. The term of the agreement runs for three years from the effective date of the agreement and automatically renews daily so that each day the term again becomes three years, unless either party provides notice to the other party of its intention for the term of the agreement not to renew. The employment agreement establishes a base salary and certain levels of incentive compensation and bonuses for Mr. Fontaine and provides for his participation in certain benefits arrangements. The agreement also provides for certain perquisites to be provided to him, including the use of a Wellesley Bank-owned automobile, to which we will transfer title to Mr. Fontaine, plus an amount to make him whole for any taxes due as a result of the transfer, upon his retirement or other termination of employment (other than if we terminate his employment for cause).

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Under the employment agreement, we may terminate Mr. Fontaine’s employment for “cause” at any time in accordance with the terms of the agreement. If we terminate Mr. Fontaine’s employment for cause, we will have no further financial obligation to him except for the payment of any amounts that he has earned but that have not been paid as of the effective date of his termination and benefits accrued under certain employee benefit plans. We may also terminate Mr. Fontaine’s employment for any other reason that does not constitute cause upon 60-days’ notice. Mr. Fontaine may terminate his employment with us for “good reason” in accordance with the terms of the agreement. The term “good reason” includes (1) a material diminution in duties and responsibilities, (2) a material diminution in his base salary and (3) a change in reporting responsibilities. In addition, Mr. Fontaine may terminate his employment within the period beginning three months prior to and ending 12 months after a change in control. If we terminate Mr. Fontaine for reasons that do not constitute cause or if Mr. Fontaine voluntarily terminates employment with good reason or in connection with a change in control, then we will pay him a lump sum amount equal to the product of his average monthly compensation by the number of months remaining during the unexpired term of the agreement or, if greater, 12. For purposes of the employment agreement, “average monthly compensation” equals the monthly average of Mr. Fontaine’s three highest years of compensation, as reported on Form W-2. We may reduce change in control related payments to Mr. Fontaine to eliminate the imposition of excise taxes on those payments, unless the payments less the excise taxes would be greater than the reduced payments. In addition, we will pay him the cost of obtaining health insurance through COBRA for the unexpired term of the agreement or, if greater, 12 months. The employment agreement provides for certain post-employment obligations with respect to Mr. Fontaine’s ability to compete with Wellesley Bank and to solicit customers and employees of Wellesley Bank if we terminate his employment other than for cause or he terminates his employment for good reason or in connection with a change in control.

Employee Severance Compensation Plans. Wellesley Bank maintains a severance compensation agreement with Mr. Letner that provides him with a severance benefit of 24 months base salary if he is dismissed without cause or dismissed or demoted within 12 months of the effective date of a change in control, as defined in the Wellesley Bank Employee Severance Compensation Plan. In addition, the Bank would continue to pay the Bank’s share of health insurance premiums in accordance with the Bank’s then existing health insurance plan.

Wellesley Bank also sponsors a severance compensation plan that provides eligible employees with a severance benefit if their employment with the Bank terminates in connection with a change in control.  An eligible employee with a position of vice president or higher who becomes entitled to severance benefits in accordance with the terms of the plan will receive a payment equal to one year’s base pay.  Mr. Fontaine is not eligible for benefits under the plan since he is party to a separate employment agreement.  Mr. Letner and Mr. Culyer would be eligible for benefits under the severance plan. Mr. Letner’s severance compensation plan is governed by and subject to the terms of the Bank’s severance compensation plan except to the extent of a conflict with his individual agreement, in which case his agreement will control to the extent necessary to eliminate the conflict.

Pension and Nonqualified Retirement Benefits

Pension Plan. Wellesley Bank sponsored a tax-qualified defined benefit pension plan for its employees. The accrual of benefits was frozen and the plan was fully funded as of November 1, 2011, with all of the benefit obligations under the plan transferred to CBERA, the plan administrator. Mr. Fontaine participates in the plan. Benefits under the plan are computed on the basis of compensation and years of service.

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Employee Stock Ownership Plan. Wellesley Bank sponsors an employee stock ownership plan (the “ESOP”) for the benefit of eligible employees who have attained age 21 and are credited with a year of service. Contributions to the ESOP and shares released from the suspense account as any loans used by the plan to acquire stock are repaid are allocated annually among plan participants based on each participant’s relative compensation. Participants become fully vested in their accounts under the ESOP after six years of credited service.

Salary Continuation Agreement. Wellesley Bank has entered into a salary continuation agreement with Mr. Fontaine. Under the salary continuation agreement, upon separating from service on or after reaching age 65, we will pay Mr. Fontaine a lump sum benefit equivalent to a 15-year annual benefit equal to 75% of his highest earnings (as defined in the agreement), less our portion of social security benefits, pension plan benefits and our matching contributions under our 401(k) plan. If Mr. Fontaine separates from service or dies before receiving benefits under the agreement, we will pay him or his beneficiary a lump sum benefit equal to his accrued liability retirement account under the agreement. We will pay the lump sum benefit to his beneficiary within 60 days of his death or the early retirement benefit to Mr. Fontaine no later than the first day of the second month following his separation from service (subject to certain possible restrictions under the federal tax code). Mr. Fontaine is 100% vested in his benefits under the salary continuation agreement. Under the agreement, the accrued liability account for Mr. Fontaine generally reflects the amount of the liability of the supplemental benefit accrued by the Bank for financial statement purposes. Upon a change in control, Mr. Fontaine will become entitled to the benefit to which he would have otherwise become entitled at his normal retirement age of 65 (regardless of his actual age). We will pay the change in control benefit in a single lump sum payment on the first day of the month following the month in which Mr. Fontaine attains age 65.

Supplemental Executive Retirement Plan.  We sponsor a supplemental executive retirement plan (“SERP”) to provide participating executives with benefits otherwise limited under the employee stock ownership plan and/or 401(k) plan due to limitations under the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals that we cannot provide under the employee stock ownership plan and/or 401(k) plan as a result of these limitations, but that we would have provided under those plans but for these limitations. In addition to providing for benefits lost under the tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the SERP also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the SERP provides the participant with a benefit equal to the benefit the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the loan less the benefits actually provided under the employee stock ownership plan on behalf of the participant. At this time, only Mr. Fontaine participates in the SERP.

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Outstanding Equity Awards

The following table provides information concerning unexercised options and stock awards outstanding as of December 31, 2015 that have not vested for each named executive officer.

		Option Awards (1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Thomas J. Fontaine	10/01/2012	36,107	24,072	$15.35	10/01/22	—	—
	10/01/2012	—	—	—	—	9,629	$182,951

Gary P. Culyer	10/01/2012	1,600	3,200	15.35	10/01/22	—	—
	10/01/2012	—	—	—	—	1,600	30,400

Ralph L. Letner	10/01/2014	2,000	8,000	19.00	10/01/24	—	—
	10/01/2014	—	—	—	—	4,000	76,000

(1)	Initial options granted for Mr. Fontaine and Mr. Culyer vest in five approximately equal installments commencing on October 1, 2013. Options granted to Mr. Letner vest in five approximately equal installments commencing on October 1, 2015.
(2)	Remaining shares for Mr. Fontaine and Mr. Culyer vest in three approximately equal installments commencing on October 1, 2015. Shares awarded to Mr. Letner vest in five approximately equal installments commencing on October 1, 2015.
(3)	Based on $19.00 per share, the closing price for our common stock on December 31, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Wellesley Bancorp common stock during the year ended December 31, 2015, except for two late reports filed by Ms. Thibault relating to the sale of shares and withholding of shares to pay taxes and one late report for each of Messrs. Fontaine and Letner relating to withholding of shares to pay taxes.

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Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Wellesley Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and must not involve more than the normal risk of repayment or present other unfavorable features. Wellesley Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Wellesley Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. All outstanding loans made by Wellesley Bank to its related persons (as defined under the Securities and Exchange Commission rules), were made in accordance with Wellesley Bank’s mortgage discount program, which applies only to fixed- or adjustable-rate mortgage loans that are held in the portfolio of Wellesley Bank. The discount offered under this program is 50 basis points less than the published rate offered to the public. The program is offered to all full and part-time employees of Wellesley Bank and to all members of the Board of Directors.

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Set forth below is certain information as to loans made by Wellesley Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Wellesley Bank exceeded $120,000 at any time since January 1, 2015. Each listed individual participated in the above-referenced benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance During Fiscal 2015	Balance on December 31, 2015	Interest Rate on December 31, 2015	Amount of Principal Paid During Fiscal 2015	Amount of Interest Paid During Fiscal 2015
C. Joseph Grignaffini	Commercial real estate	9/24/2013	$400,000	$360,521	$327,101	5.00%	$33,420	$17,491
	Commercial real estate	9/24/2013	400,000	360,521	327,101	5.00	33,420	17,491
	Commercial line of credit	5/18/2005	500,000	300,000	300,000	3.50	—	4,608
	Commercial real estate	2/6/2002	500,000	66,216	34,799	4.28	31,417	2,248

Nancy M. Goodall	Commercial real estate	12/28/2009	$1,000,000	$575,632	$469,793	5.00%	$105,840	$26,750
	Commercial line of credit (1)	8/10/2004	100,000	100,000	—	3.50	100,000	1,740
	Commercial line of credit	5/3/2001	250,000	—	—	3.75	—	—
	Automobile loan	11/3/2014	25,000	24,345	16,328	3.99	8,017	839
	Automobile loan	11/3/2014	25,000	24,345	16,328	3.99	8,017	839
	Commercial term loan	5/7/2015	225,000	225,000	201,104	3.99	23,896	5,102

Eloise C. Thibault	Residential mortgage	9/11/2013	$270,500	$263,982	$258,559	3.50%	$5,423	$9,153
	Home equity line of credit	2/4/2009	40,000	39,790	39,483	2.25	308	892

Theodore F. Parker	Home equity line of credit	4/1/2013	$450,000	$19,490	$19,489	3.00%	$1	$871
	Residential mortgage (2)	3/10/2009	400,000	355,686	—	—	355,686	3,247
	Residential mortgage	3/4/2015	275,000	275,000	370,433	2.63	4,567	5,374

Leslie B. Shea	Residential mortgage	9/28/2007	$550,000	$338,978	$331,416	5.63%	$7,563	$18,875
	Residential mortgage	7/29/2010	350,000	322,674	315,160	4.38	7,514	12,487

Tina L. Wang	Home equity line of credit	7/21/2003	$1,000,000	$122,921	$122,921	3.00%	$43,301	$2,901
	Residential mortgage	12/12/2011	365,000	257,781	217,665	3.88	40,117	8,083
	Commercial line of credit	11/5/2011	75,000	100,000	100,000	3.38	75,000	2,383
	Commercial line of credit	12/4/2012	75,000	33,045	7,383	3.75	25,662	809
	Commercial line of credit	5/31/2013	675,000	546,311	456,083	4.00	90,227	20,490
	Commercial term loan	12/16/2015	49,214	49,214	49,214	4.00	—	—

(1)	Commercial line of credit paid off as of 12/31/2015.
(2)	Residential mortgage paid off as of 12/31/2015.

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Other than as described above, all loans, the principal balances of which exceeded $120,000 at any time during the year ended December 31, 2015, made by Wellesley Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and did not involve more than normal risk of collectability or present other unfavorable features. In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 14, 2016. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 25, 2017 a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Wellesley Bancorp, Inc., 40 Central Street, Wellesley, Massachusetts 02482. Communications to the Board of Directors should be sent to the attention of Eloise C. Thibault, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Nancy Marden Goodall, the Chairperson of the Nominating and Corporate Governance Committee. It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

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The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or broker voting instruction form in the enclosed envelope.

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Appendix A

WELLESLEY BANCORP, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1  Purpose, Effective Date and Term.  The purpose of the Wellesley Bancorp Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Wellesley Bancorp Inc. (the “Company”), and its Subsidiaries, including Wellesley Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company. The “Effective Date” of the Plan is the date the Plan is approved by the Company’s shareholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2  Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3  Participation.  Employees and Directors of the Company or any Subsidiary of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).

Section 1.4  Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1  General. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Awards under the Plan are limited to Restricted Stock Awards.

Section 2.2  Restricted Stock Awards.

(a)          Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Wellesley Bancorp Inc. dated [Date], made pursuant to the terms of the Wellesley Bancorp Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of Wellesley Bancorp Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

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Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions.  Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said dividends were derived.

(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant after the grant date.

Section 2.3  Vesting of Awards. The Committee shall specify the vesting schedule and other conditions of each Award; provided, however, that, except in the event of the Participant’s death or Disability or in the event of the Participant’s Termination of Service on or before the second anniversary of a Change in Control, no Award shall vest earlier than the first anniversary of the grant date. If the right to become vested in an Award under the Plan is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or upon Termination of Service on or before the second anniversary of a Change in Control).

Section 2.4  Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.

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Section 2.5.  Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than Disability, death, or termination for Cause, any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Restricted Stock Awards granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, (all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned  and be exercisable as if the Participant had Terminated Service as of the date of the next vesting event applicable  to each outstanding Award.

(d)          Notwithstanding the provisions of this Section 2.5, the effect of a Change in Control on the vesting Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1  Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or shares acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2  Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 75,000. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)          Computation of Shares Available. For purposes of this Section 3.2, and in connection with the granting of Restricted Stock Awards, the number of shares of Stock available for the granting of Restricted Stock Awards shall be reduced by the number of shares of Stock granted with respect to such Awards. To the extent any shares of Stock covered by Restricted Stock Awards under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent shares of Stock are withheld to satisfy withholding taxes upon vesting of an Award granted hereunder, such shares shall not thereafter be available for grant.

Section 3.3  Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Restricted Stock Awards and (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Restricted Stock Awards. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Restricted Stock Awards in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

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Section 3.4  Delivery of Shares.  Delivery of shares of Stock shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company's governance documents, applicable law or the applicable rules of any Exchange.

(c)          Other Matters.  In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1  Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement, upon a Change in Control, followed by a Participant’s Termination of Service (other than for Cause) on or before the second anniversary of the Change in Control effective date, all Restricted Stock Awards shall be fully earned and vested immediately.

Section 4.2  Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)          Merger.  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition.  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

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Appendix A

(d)          Sale of Assets.  The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1  Administration. The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. The Board or members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or rules or listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2  Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

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Appendix A

Section 5.3  Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of any Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, to the extent deemed by the Committee to be desirable to comply with such exemptive provisions, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4  Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1  General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 3.3 or Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s stockholders.

Section 6.2  Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 any Award granted under the Plan without further consideration or action.

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ARTICLE 7 - GENERAL TERMS

Section 7.1  No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(d)          Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the delivery of shares of Stock in accordance with an Award, the Company may require the person receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.2  Restrictions on Transferability.  Restricted Stock Awards shall not be transferable prior to the time that such Awards vest to the Participant unless provided for in accordance with a qualified domestic relations order.

Section 7.3  Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

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Section 7.4  Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards otherwise than under the Plan.

Section 7.5  Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6  Tax Withholding and Tax Matters.

(a)          Where a Participant is entitled to receive shares of Stock upon the vesting of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company.

(b)          Notice of Section 83(b) Election.  In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c)          Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

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Section 7.7  Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.8  Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.9  No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.10  Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Massachusetts within thirty miles of the Company's principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.11  Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.12  Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

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(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.  In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.13  Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, Termination for Cause, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback or recoupment policy adopted by the Board from time to time.

Section 7.14  Regulatory Requirements.  The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.15  Stockholder Approval.  Stockholder approval of the Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company within one year of the date of adoption of the Plan by the Board of Directors of the Company.  Any material amendment to the Plan deemed to require an approval vote of stockholders shall be approved by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.

Section 7.16  Section 16 of Exchange Act.  It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

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ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1  In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“Award” means any Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Board” means the Board of Directors of the Company.

“Cause” or “Termination for Cause” means:  (i)  If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii)  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Board or the Committee acting under Article 5.

“Director” means a member of the Board of Directors of the Company or a Subsidiary, a member of an advisory board of the Company or a Subsidiary, or any successors thereto from time to time.

“Disability” or “Disabled” means a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

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“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable. The term “Disinterested Board Member” shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the  preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A, if applicable.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.2.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means continuous service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.  Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

“Stock” means the common stock of the Company, $0.01 par value per share.

“Subsidiary” means the Bank and any other corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

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(i)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)         The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company, the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)         With respect to a Participant who is a Director (but, excluding, for this purpose, an advisory director), cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

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WELLESLEY BANCORP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 25, 2016.

Vote by Internet

- Go to **www.investorvote.com/WEBK**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote "FOR" each of the listed nominees and "FOR" Proposals 2 and 3.

1. The election as directors of all nominees listed for a term of three years:

Nominee	For	Withhold
01 - Simon R. Gerlin	☐	☐
02 - Theodore F. Parker	☐	☐
03 - Leslie B. Shea	☐	☐
04 - Robert L. Skolnick	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02B53A

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — WELLESLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS — MAY 25, 2016, 10:30 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Wellesley Bancorp, Inc. (the "Company"), consisting of C. Joseph Grignaffini and Hugh J. Kelley, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders to be held on May 25, 2016 at 10:30 a.m., local time, at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on the reverse side of this revocable proxy.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the nominees and Proposals 2 and 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the annual meeting.

Wellesley Employees. If you participate in the Wellesley Bank Employee 401(k) Plan (the "401(k) Plan") and/or the Wellesley Bank Employee Stock Ownership Plan (the "ESOP"), you must provide voting instructions to the plan trustee (by proxy card, the Internet or telephone) for your shares to be voted according to your instructions. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, the stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustee received voting instructions. **The deadline for returning your voting instruction form is May 18, 2016.** You will not be able to submit voting instructions or change prior voting instructions after this deadline.

The above signed acknowledges receipt from Wellesley Bancorp, Inc., before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2015.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.